UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2005

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Drive

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On March 24, 2005, Harte-Hanks announced in a press release that on March 23, 2005 it had agreed to purchase substantially all of the assets comprising the business of the Tampa Flyer, a shopper publication with circulation of over 900,000 in the Tampa, Florida metropolitan area, from Flyer Printing Company, Inc. Consummation of the acquisition is subject to customary conditions, including receipt of regulatory approval, and is expected to close by the end of April 2005. A copy of the press release related to this transaction is attached hereto as Exhibit 99.

Some of the statements in this current report and the attached press release are “forward-looking statements” within the meaning of Section 21E of Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements include, but are not limited to, statements about future events, strategic options, future strategies and the anticipated benefits of these strategies. These forward-looking statements generally can be identified as statements that include phrases such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “likely”, “will”, “should” or other similar words or phrases. Although such statements are based on current information, actual outcomes and results may differ materially from those projected depending upon a variety of factors, including, but not limited to, the ability to successfully integrate the Tampa Flyer’s business and assets; changes in the general economy or the markets of Harte-Hanks’; public concern over consumer privacy issues which may lead to legislation or regulation that restricts or prohibits the collection of and use of information that is currently legally available; competitive factors; fluctuations in paper prices and postal rates; any adverse determination with respect to claims; and supply or quality control problems with vendors. Additional risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements are described in Harte-Hanks’ Annual Report on Form 10-K for the year ended December 31, 2004 and other periodic filings made by Harte-Hanks with the U.S. Securities and Exchange Commission, which risk factors are incorporated herein by reference. Harte-Hanks disclaims any obligation to update developments of these risk factors or to announce publicly any revision to any of the forward-looking statements contained in this current report or the attached press release, or to make corrections to reflect future events or developments.

Item 9.01 Final Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated March 24, 2005 entitled “Harte-Hanks Agrees to Acquire the Tampa Flyer Shopper”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated: March 25, 2005

By:	/s/ Paul S. Hacker
Vice President—Legal and Secretary

Exhibit No.	Description

99.1	Press Release dated March 24, 2005 entitled “Harte-Hanks Agrees to Acquire the Tampa Flyer Shopper”